Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with quarterly report of Primal Solutions, Inc. (the “Company”) on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph R. Simrell, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 13(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Primal Solutions, Inc. and will be retained by Primal Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/S/ JOSEPH R. SIMRELL

JOSEPH R. SIMRELL

CHIEF EXECUTIVE OFFICER

PRESIDENT AND CHIEF FINANCIAL OFFICER

PRIMAL SOLUTIONS, INC.

AUGUST 14, 2003